                                                                    EXHIBIT 4(a)

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       FOR
                      ATLAS AMERICA PUBLIC #16-2007(A) L.P.

                                    Delaware                              PAGE 1
                                 ---------------
                                 The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "ATLAS AMERICA PUBLIC #16-2007(A) L.P.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF AUGUST, A.D. 2006, AT 12 O'CLOCK P.M.


                          [SEAL]       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

4212725 8100                                             AUTHENTICATION: 5010037

060808238                                                         DATE: 08-30-06

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                                                         State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 12:00 PM 08/30/2006
                                                     FILED 12:00 PM 08/30/2006
                                                    SRV 060808238 - 4212725 FILE

                                STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

o THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

o    FIRST: The name of the limited partnership is

          ATLAS AMERICA PUBLIC #16-2007(A) L.P.

o    SECOND: The address of its registered office in the State of Delaware is

          110 S. POPLAR STREET, SUITE 101 in the city of
          WILMINGTON, DELAWARE 19801

     The name of the Registered Agent at such address is ANDREW M. LUBIN

o    THIRD: The name and mailing address of each general partner is as follows:

          ATLAS RESOURCES, LLC
          MANAGING GENERAL PARTNER
          311 ROUSER ROAD
          MOON TOWNSHIP, PA 15108

o IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership as of August 25, 2006.

                                        BY: ATLAS RESOURCES, LLC
                                            GENERAL PARTNER


                                        /s/ Karen A. Black
                                        ----------------------------------------
                                        KAREN A. BLACK, VICE PRESIDENT -
                                        PARTNERSHIP ADMINISTRATION